Exhibit 24.01

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Stephanie A. Burns
Stephanie A. Burns

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Carter A. Cast
Carter A. Cast

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Richard W. Dreiling
Richard W. Dreiling

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Roderick D. Gillum
Roderick D. Gillum

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Zachary Gund
Zachary Gund

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Donald R. Knauss
Donald R. Knauss

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Mary A. Laschinger
Mary A. Laschinger

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Erica L Mann
Erica L. Mann

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ La June Montgomery Tabron
La June Montgomery Tabron

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ J. Michael Schlotman
J. Michael Schlotman

Dated: February 18, 2022

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended January 1, 2022, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.

Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Carolyn M. Tastad
Carolyn M. Tastad

Dated: February 18, 2022